TRANSCAT®

Better by every measure

Q4 and FY 2015 Financial Results

May 20, 2015

Lee D. Rudow
President and CEO

John J. Zimmer
Sr. Vice President of Finance and CFO

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, growth strategy, potential acquisitions, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Fourth Quarter Execution

Record revenue of $32.3 million

- Service segment record revenue of $14.5 million, up 7.5%
- 24 consecutive quarters of year-over-year Service segment revenue growth
- Distribution sales up 5.5% to $17.9 million

Strong operating leverage

- Service segment operating margin expanded 400 basis points to 15.2%

Cash generation

- Consolidated Adjusted EBITDA* of $4.0 million, an increase of 6.9%

TRANSCAT® Better by every measure

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

Record FY 2015 Performance

Record annual revenue of $123.6 million, up 4.3%

- 11th consecutive year of revenue growth
- Service segment revenue increased 7.5% to $51.8 million
- Distribution sales up 2.1% to $71.8 million

Cash generation and bottom-line performance

- Consolidated Adjusted EBITDA* of 10.3 million, an increase of 2.1%
- Achieved net income of $4.0 million

Acquisitions

- Ulrich Metrology Inc. and Apex Metrology Solutions

Growth-focused investments

- $3.5 million in CapEx
- Expanded Service capabilities, launched new website and C3 Metrology Management Software

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

Top-line Growth

($ in millions)

Q4 Service Segment


$13.5
$14.5
Q4 FY 2014
Q4 FY 2015

Q4 Distribution Segment


$16.9
$17.9
Q4 FY 2014
Q4 FY 2015

Consolidated – Annual


7.9% CAGR*
$91.2
$31.3
$59.9
$110.0
$36.4
$73.6
$112.3
$40.7
$71.6
$118.5
$48.2
$70.3
$123.6
$51.8
$71.8
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Service
Distribution

- Record quarterly and annual Service segment revenue
  - Driven by organic & acquisition growth
- Distribution segment remains highly competitive
  - Fourth quarter growth due to alternative energy customers

**FY 2011 – FY 2015*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure

Operating Income and Margin

($ in millions)

Q4 Service Segment



$1.5
11.2%
$2.2
15.2%
Q4 FY 2014
Q4 FY 2015

Q4 Distribution Segment



$1.4
8.4%
$0.9
5.1%
Q4 FY 2014
Q4 FY 2015

Consolidated – Annual



10.2% CAGR*
$4.6
$0.2
$4.4
$5.4
$(0.2)
$5.6
$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.8
$3.7
$3.1
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Service
Distribution

- Q4 Service operating margin expanded 400 basis points
- Annual Service operating income surpassed Distribution segment
- Q4 Distribution gross margin impacted 220 bps by lower vendor rebates

*FY 2011 – FY 2015

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure

Contribution Margin* and % of Revenue

($ in millions)

Q4 Service Segment



$2.6
$3.2
19.1%
21.8%
Q4 FY 2014
Q4 FY 2015

Q4 Distribution Segment



$2.7
$1.9
15.8%
10.8%
Q4 FY 2014
Q4 FY 2015

Consolidated – Annual

7.1% CAGR**



$11.5
$3.1
$8.5
$13.4
$3.2
$10.2
$14.4
$5.2
$9.2
$15.8
$6.1
$9.6
$15.2
$7.5
$7.7
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Service
Distribution

- 25.3% CAGR for Service segment *(FY 2011 - FY 2015)*
- Cost discipline and lower performance-based compensation expense helped to partially offset Distribution gross margin pressure

** See supplemental slides for Contribution Margin calculation and other important disclaimers regarding Contribution Margin.*

***FY 2011 – FY 2015*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure

Adjusted EBITDA* and Margin

($ in millions)

Q4 Service Segment



$2.0
$2.8
15.0%
19.5%
Q4 FY 2014
Q4 FY 2015

Q4 Distribution Segment



$1.7
$1.1
10.0%
6.4%
Q4 FY 2014
Q4 FY 2015

Consolidated – Annual

9.7% CAGR**



$7.1
$8.8
$8.9
$10.0
$10.3
$1.8
$2.0
$3.1
$4.6
$6.1
$5.3
$6.8
$5.8
$5.4
$4.1
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Service
Distribution

- Service segment up nearly 40% quarter over quarter
  - Margin expanded 450 basis points
- 36.5% CAGR for Service segment *(FY 2011 - FY 2015)*

TRANSCAT® Better by every measure

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY 2011 – FY 2015*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Bottom-line Performance

($ in millions)


Annual Net Income
$2.8
$3.3
$3.7
$4.0
$4.0
3.1%
3.0%
3.3%
3.4%
3.3%
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015


Quarterly Net Income
$1.7
$1.9
5.6%
5.9%
Q4 FY 2014
Q4 FY 2015

% of Revenue

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	Q4 FY 2014	Q4 FY 2015
EPS	$0.37	$0.43	$0.49	$0.54	$0.57	$0.24	$0.27

- 9.6% CAGR for net income *(FY 2011 - FY 2015)*

Balance Sheet Supports Growth Strategy

($ in millions)

Long Term Debt



$5.3
$3.4
$8.0
$7.6
$12.2
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015

Capital Expenditures



$1.6
$1.4
$2.7
$2.0
$3.5
$4.0
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 Est*

- $16.0 million in availability under revolving credit facility
- FY 2015 CapEx focused on service capabilities and IT upgrades
- FY 2016 CapEx to focus on increasing lab capabilities and capacity; Also includes additional assets for rental business
- Financial flexibility to facilitate acquisition strategy, satisfy working capital and capital expenditure needs

TRANSCAT® Better by every measure

** FY 2016 capital expenditure guidance provided as of May 19, 2015*

Generating Cash to Drive Key Investments

Historical Trailing 12 Month Key Investments and Current Quarter Debt Balance



($ in thousands)
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Capital Spend
Acquisitions
Shares Repurchase
Current Quarter Ending Debt Balance

TRANSCAT® Better by every measure

FY 2015 Outlook*

- Expect double-digit Service segment revenue growth
  - Leverage recent acquisitions and investments such as the new website and C3 software
  - Continue to develop and grow Service pipeline, particularly in the Healthcare space
- Expect Distribution sales growth in the low single digit range
  - Capture Distribution market share by expanding product lines and introducing innovative product bundles
- Continue to evaluate service market acquisition opportunities

Consolidated operating income growth in the mid-teens

* FY 2016 outlook and guidance provided as of May 19, 2015

Upcoming Investor Relations Calendar

Late July	Q1 FY 2016 Earnings
Sep 9	Annual Meeting

SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015
Service Operating Income (loss)	$ 192	$ (175)	$ 1,311	$ 2,379	$ 3,693
+Depreciation & Amortization	1,377	1,959	1,740	2,144	2,362
+Other (Expense) / Income	-	(37)	(84)	(141)	(138)
+Noncash Stock Comp	202	263	150	230	224
Service Adjusted EBITDA	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 6,141
Distribution Operating Income	$ 4,395	$ 5,603	$ 4,635	$ 4,326	$ 3,075
+Depreciation & Amortization	673	937	962	801	728
+Other (Expense) / Income	-	(11)	(27)	12	27
+Noncash Stock Comp	226	290	193	297	283
Distribution Adjusted EBITDA	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 4,113
Service	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 6,141
Distribution	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 4,113
Total Adjusted EBITDA	**$ 7,083**	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 10,254**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, income taxes, depreciation and amortization, other income and expenses, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. The Adjusted EBITDA chart excludes an unallocated amount of $0.2 million for FY 2011. This amount includes previously unallocated administrative-related depreciation, amortization and other non-operating expense. These items have been allocated by segment beginning in FY 2012.

Contribution Margin Calculation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015
SERVICE					
Service Revenue	$ 31,324	$ 36,406	$ 40,655	$ 48,184	$ 51,801
Cost of Revenue	23,392	27,786	30,353	35,359	37,698
Gross Profit	$ 7,932	$ 8,620	$ 10,302	$ 12,825	$ 14,103
Gross Margin	*25.3%*	*23.7%*	*25.3%*	*26.6%*	*27.2%*
Selling, Marketing & Warehouse Expenses	$ 4,877	$ 5,415	$ 5,131	$ 6,690	$ 6,584
Contribution Margin	$ 3,055	$ 3,205	$ 5,171	$ 6,135	$ 7,519
% of Revenue	*9.8%*	*8.8%*	*12.7%*	*12.7%*	*14.5%*
DISTRIBUTION					
Distribution Sales	$ 59,862	$ 73,614	$ 71,641	$ 70,324	$ 71,823
Cost of Sales	44,496	55,110	54,539	53,359	56,839
Gross Profit	$ 15,366	$ 18,504	$ 17,102	$ 16,965	$ 14,984
Gross Margin	*25.7%*	*25.1%*	*23.9%*	*24.1%*	*20.9%*
Selling, Marketing & Warehouse Expenses	$ 6,879	$ 8,336	$ 7,870	$ 7,349	$ 7,329
Contribution Margin	$ 8,487	$ 10,168	$ 9,232	$ 9,616	$ 7,655
% of Sales	*14.2%*	*13.8%*	*12.9%*	*13.7%*	*10.7%*
TOTAL					
Total Revenue	$ 91,186	$ 110,020	$ 112,296	$ 118,508	$ 123,624
Total Cost of Revenue	67,888	82,896	84,892	88,718	94,537
Gross Profit	$ 23,298	$ 27,124	$ 27,404	$ 29,790	$ 29,087
Gross Margin	*25.5%*	*24.7%*	*24.4%*	*25.1%*	*23.5%*
Selling, Marketing & Warehouse Expenses	$ 11,756	$ 13,751	$ 13,001	$ 14,039	$ 13,913
Contribution Margin	$ 11,542	$ 13,373	$ 14,403	$ 15,751	$ 15,174
% of Revenue	*12.7%*	*12.2%*	*12.8%*	*13.3%*	*12.3%*

The Company believes that when used in conjunction with GAAP measures, Contribution Margin, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Contribution Margin is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for GAAP measures of performance and, therefore, should not be used in isolation of, but in conjunction with, GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.